EXHIBIT 99.1

Raymond James & Associates Small Cap Investor Forum September 10, 2004

Rene J. Robichaud President & CEO Linda A. Pleiman Director - Investor Relations and Corporate Communications

This presentation contains forward-looking information with respect to the Company's operations and beliefs. Actual results may differ from these forward-looking statements due to many factors, including those discussed in the numerous documents the company has filed with the Securities and Exchange Commission. NS Group does not undertake any obligations to update or revise its forward-looking statements. Disclaimer

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Highlights Pure-play OCTG exposure Significant OCTG market share Substantial energy products capacity - 820,000 tpy Partial backward integration - Steel-making capacity - 450,000 tpy Strong end-user relationships Recognized high quality OCTG Only seamless & welded OCTG producer in the U.S. Record financial performance Substantial operating leverage $10 per ton change = $0.25 - $0.30 per share Company Description www.nsgrouponline.com

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Profile Company Description Products - Seamless and welded tubular products - Oil country country tubular goods (tubing & casing) - Line pipe - Alloy and carbon grades

Company Description Profile Industries served - Exploration & production - Pipelines - Selected industrial markets Customers - Distributors - Pipeline and utility companies

Product Mix Seamless Welded East 59 41 Welded 41% Seamless 59% Second Quarter 2004 Sales: $109 million OCTG Company Description OCTG Line Pipe Other 90 5 5 OCTG 90% Other 5% Line Pipe 5%

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Substantial Capacity Seamless Welded 250000 570000 Welded - 570,000 TPY Seamless - 250,000 TPY 820,000 tons per year Company Description

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Product Offerings SEAMLESS WELDED Alloy Carbon API & Premium Upset Production Tubing API Casing API Drill Pipe Coupling Stock API Casing API Production Tubing API Casing Line Pipe Coupling Stock Mechanical Tubing API Casing Line Pipe Piling Standard Pipe 1.9" - 5" O.D. 4 1/2" - 16" O.D. Company Description

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OCTG Market Share* Significant share of domestic shipments Source: Preston Pipe & Tube and Company estimates *First six months 2004 (excludes imports) Company Description NS Group All other Small O.D. Seamless 62 38 62% of small O.D. seamless Seamless Tubular Products NS Group All other East 20 80 20% of welded casing Welded Tubular Products

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Selected End-users Anadarko Apache BP Chesapeake El Paso Company Description Encana EOG ExxonMobil Newfield

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Balance Sheet Data June 30, (dollars in millions) 2004 Cash and investments $ 1.1 $50 million credit facility $ 2.2 Shareholders' equity $114.6 Net debt to total capitalization 1.3% Shares outstanding (in millions) 21.0 $153 million of NOL's at 12/31/03 Company Description

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Statement of Operations Data Three months Six months (dollars in millions, except per share amounts) ended 6/30/04 ended 6/30/04 Net sales $109.4 $194.0 Operating income $ 21.6 $ 27.1 Operating margin 19.7% 14.0% Net income $ 20.6 $ 25.6 Net income per diluted share $0.96 $1.20 Company Description

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Industry Outlook Demand Supply Price Steel Coil Demand strong and steady - GDP growth Supply tight - High capacity utilization - Higher imports in 2H04 Prices remain high Up again in 3Q OCTG Healthy rig count level Slowly increasing rig count + 1,200 rigs in 2H04 Import share steady - FX, raw materials, freight Domestic mill output steady Low inventories/rig Base price increases in 3Q Natural Gas Strong in 2004 & 2005 - GDP growth - Winter - Costly alternatives Balanced to tight - Storage - U.S. production - Cdn production - LNG Very attractive for E&P Industry Environment

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1997 1998 1999 2000 2001 2002 2003 YTD 2004 Actual 9/3/04 2004 Est. Oil 379 269 128 197 217 137 157 160 166 172 Gas/mcf 2.59 2.11 2.27 2.89 4.27 3.22 5.39 5.91 Gas 564 571 496 720 939 691 872 1003 1082 987 Average U.S. Rotary Rig Count Industry Environment (Demand) Source: Baker Hughes, NYMEX and Company estimates

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Average International Rig Count Source: Baker Hughes and Company estimates Industry Environment (Demand) 1997 1998 1999 2000 2001 2002 2003 YTD 2004 Actual 8/04 2004 Est. International 809 754 588 652 745 732 771 822 856 832

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Average OCTG Imports 1998 1999 2000 2001 2002 2003 6 mos 2004 All other 0.1 0.09 0.14 0.17 0.13 0.18 0.1 Europe 0.09 0.04 0.12 0.13 0.1 0.08 0.14 Source: Preston Pipe & Tube Report Industry Environment (Supply) Euro avg. FX (US$) $1.12 $1.07 $0.93 $0.89 $0.94 $1.12 $1.23

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OCTG Inventory - U. S. 1998 1999 2000 2001 2002 2003 Q2 2004 Inventory 1200 969 1506 1643 1327 1412 1598 Per Rig 1934 1257 1352 1852 1540 1254 1331 Source: Preston Pipe & Tube Report Inventory (end of period) (tons 000's) Tons per rig Industry Environment (Supply)

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Steel Scrap Prices 1/1/2003 Feb Mar Apr May June July Aug Sept Oct Nov Dec 1/1/2004 Feb Mar Apr May Jun July Aug Scrap 108 113 121 121 107 107 112 122 129 130 138 161 180 230 252 211 169 165 190 234 Source: American Metal Market ($/GT) Industry Environment

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Steel Coil Prices Jan- 03 Feb Mar Apr May June July Aug Sept Oct Nov Dec 1/4/2004 Feb Mar Apr May Jun July Aug Coil 315 280 310 300 260 280 280 280 300 300 310 310 360 410 580 580 580 610 630 780 Source: American Metal Market ($/Ton) Industry Environment

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Raw Material Cost Seamless Scrap raw material costs represent 20% of COGS Welded Steel coils represent 70% of COGS Industry Environment

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Tubular Margin Management Steel Coil Suppliers Tight supply Base price increases Surcharges Delivery reliability E&P steel customers have "thickest" margins today (OCTG pure play) Last to suffer demand destruction? Backward integration is a competitive advantage Industry Environment

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NS Group Average Net Revenue/Ton Industry Environment 1Q-03 2Q-03 3Q-03 4Q-03 1Q-04 2Q-04 Welded 431 449 467 482 568 862 Seamless 773 784 837 860 890 1052

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Summary Pure-play OCTG exposure Significant market share Strong operating leverage Record financial performance Strong balance sheet Substantial upside potential Positive drilling outlook

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Thank You!